Manpower Inc. 2006 3 rd Quarter Results Now Next October 17, 2006 Exhibit 99.2

Manpower Inc. 2006 3
rd
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2005, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2006 3
rd
Quarter Results
Consolidated Financial Highlights
Operating Profit
$169M
OP Margin
3.6%
29% CC
Revenue
$4.6B
Gross Margin
18.2%
EPS
$1.16
12%
9% CC
10 bps
40 bps
33%
28%
24% CC
Q3 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency
(CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.

Manpower Inc. 2006 3
rd
Quarter Results
18.18%
18.25%
16%
17%
18%
19%
Q3 2005 Temporary
Recruitment
Permanent
Recruitment
Mix - Specialty Q3 2006
- 0.44%
+ 0.25%
+ 0.12%
Consolidated Gross Profit Margin Change

Manpower Inc. 2006 3
rd
Quarter Results
United States Segment
Q3 Financial Highlights
2%
OUP Margin
5.3%
100 bps
Revenue
$542M
OUP
$29M
27%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2006 3 rd Quarter Results contemporary working France Segment Q3 Financial Highlights OUP Margin 3.7% Revenue $1.7B OUP $62M 12% 7% CC 30 bps 22% 17% CC

7 Manpower Inc. 2006 3 rd Quarter Results EMEA Segment contemporary working Q3 Financial Highlights OUP Margin 4.3% Revenue $1.7B OUP $71M 19% 14% CC 100 bps 54% 47% CC

Manpower Inc. 2006 3
rd
Quarter Results
13%
21%
31%
26%
21%
25%
8%
8%
16%
25%
-1%
21%
30%
26%
13%
4%
Other
Netherlands
Spain
Germany
Elan
UK - Manpower
Italy
Nordics
EMEA – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
18%
17%
15%
12%
8%
7%
7%
16%

9 Manpower Inc. 2006 3 rd Quarter Results Jefferson Wells Segment contemporary working Q3 Financial Highlights OUP Margin 10.6% Revenue $94M OUP $10M 50 bps 10% 14%

10 Manpower Inc. 2006 3 rd Quarter Results Right Management Segment contemporary working Q3 Financial Highlights OUP Margin 2.0% Revenue $91M OUP $2M 5% 7% CC 20 bps 12% 17% CC

11 Manpower Inc. 2006 3 rd Quarter Results Other Operations Segment contemporary working Q3 Financial Highlights OUP Margin 2.8% Revenue $595M OUP $17M 12% 13% CC 30 bps 1% 3% CC

Manpower Inc. 2006 3
rd
Quarter Results
30%
29%
2%
23%
3%
1%
-1%
20%
Other
Australia/NZ
Mexico
Japan
Other Operations – Q3 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
35%
15%
15%
35%

13 Manpower Inc. 2006 3 rd Quarter Results Financial Highlights

Manpower Inc. 2006 3
rd
Quarter Results
416
370
280
303
842
902
735
788
0
200
400
600
800
1,000
1,200
2003 2004 2005 Q3 2006
39%
29%
26% 26%
0%
10%
20%
30%
40%
2003 2004 2005 Q3 2006
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization

Manpower Inc. 2006 3
rd
Quarter Results
* 4,000,000 shares in 2006 and 5,000,000 shares in 2005
Proceeds from Sale of Business
Cash Flow Summary – Nine Months
2006 2005
Cash from Operations 231 175
Capital Expenditures (47) (56)
Free Cash Flow 184 119
Share Repurchases * (236) (204)
Change in Debt (1) 25
Other
8 (58)
Change in Cash
30 (100)
($ in millions)
30 -
Proceeds from Stock Option
and Purchase Plans
45 18

Manpower Inc. 2006 3
rd
Quarter Results
Up 17-19%
Fourth Quarter Outlook
Revenue
U.S.
Up 1-3%
France
Up 13-15% (Up 7-9% CC)
EMEA
(Up 11-13% CC)
Jefferson Wells
Right
Up/Down 1%
(Down 2-4% CC)
Other
Up 11-13% (Up 13-15% CC)
Total
Up 12-14% (Up 8-10% CC)
Gross Profit Margin
18.4 - 18.6%
Operating Profit Margin
3.5 - 3.7%
Tax Rate
36.5%
EPS
$1.14 - $1.18
(Pos. $.04 Currency)
Down 7-9%

2006 3 rd Quarter Results Questions? Answers October 17, 2006 * *